       ---
      ZENIX
      Income
     Fund Inc.
       ---


                                     [LOGO]


                                                        Semi-Annual Report
                                                        September 30, 1997

------------------------------------ [LOGO] ------------------------------------
                             Zenix Income Fund Inc.


Dear Shareholder:


     We are pleased to provide you with the semi-annual report for the Zenix Income Fund Inc. ("Fund") for the period ended September 30, 1997. Over the past six months the Fund paid income dividends totaling $0.37 per common share. During September 1997, the Fund raised its monthly income dividend to $0.063 from $0.061 per common share. The table below shows the annualized distribution rate and six-month total return for the Fund based on its September 30, 1997 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

                Price               Annualized               Six-Month
              Per Share         Distribution Rate*         Total Return
              ---------         ------------------         ------------
             $7.04 (NAV)              10.74%                   14.80%
             $8.00 (NYSE)              9.45%                   16.06%

     The Fund generated a total return on NAV of 14.80% for the six-month period ended September 30, 1997. The Fund outperformed the six-month average total return for closed-end high yield funds of 11.50% for the same time period, as reported by Lipper Analytical Services, Inc. ("Lipper"), largely due to the Fund's use of leverage. (Lipper is an independent fund-tracking organization.) A full discussion of the past six-month's economic and market conditions as well as the investment strategy employed by the Fund during this time follows.

----------
*This distribution rate assumes monthly dividends at the current rate of $0.063 per share for twelve months.

---------------------------------- [GRAPHIC] -----------------------------------

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Market and Economic Overview

     The U.S. bond markets have generated respectable total returns over the past six months with interest rates modestly lower so far in 1997. The high yield bond market generated the strongest total returns in the domestic fixed income arena as a result of both strong technical market conditions as well as very positive fundamental conditions.

     Despite a considerable amount of new high yield bond issuance, there continues to be significant demand from both institutional investors and retail mutual funds. We have seen a record amount of new issuance (i.e., more than $90 billion) during the first nine months of this year and we expect this trend to continue over the remainder of the year.

     There has been more than adequate demand to absorb the heavy new issue supply. Increasing amounts of capital are flowing into the high yield market from a variety of sources. The open-end high yield mutual funds have had over $15 billion of cash inflows over the first nine months of 1997. More importantly, the high yield market has continued to broaden and mature into a more widely accepted investment alternative among more traditional institutional investors. Pension funds are allocating larger percentages of their investment portfolios to the high yield bond market. For example, the State of Florida recently allocated $900 million of its pension assets to the high yield bond market.

     During the past twelve months, there has been a meaningful increase in the number of structured transactions incorporating high yield securities, which has coincided with the increased investor demand for high yield securities. In the past two years, a number of institutions, particularly insurance companies and institutional money managers, have begun creating Collateralized Bond Obligations ("CBOs") which use high yield securities as collateral. These instruments are similar to Collateralized Mortgage Obligations ("CMOs") in structure except they utilize high yield bonds instead of mortgage pass through securities as their collateral. The CBOs sponsor not only receives a management fee to manage the CBOs portfolio, but also takes an equity stake in the CBOs to enhance returns even further. Given the intense demand for current yield over the past year from many bond investors, there has been a significant increase in the creation of CBOs. Put simply, the amount of capital being deployed into the high yield market has risen to record levels.

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

--------------------------------------------------------------------------------

     Given record investor demand and with the significant amount of capital invested into the market, many high yield bonds have appreciated to fully valued levels. For example, yield premiums over U.S. Treasuries have narrowed approximately 100 basis points tighter than their historical averages. In addition to the above technical factors, there are a number of positive fundamental factors affecting the valuations of high yield bonds. Economic conditions remain generally supportive with moderate growth and low inflation. The stock market, with its higher valuations, has enabled a number of high yield companies to issue stock to further bolster their balance sheets. In addition, the banking system remains highly liquid, allowing it to accommodate many high yield borrowers. Consequently, high yield bond default rates have been at the low end of their historical range, at approximately 1.5% per year so far during 1997. As long as the overall economic and market conditions remain relatively favorable, we believe high yield bond spreads should remain at the narrow end of their historical range.

     Because of these positive fundamental factors, we do not believe the high yield market is becoming increasingly speculative. However, we are naturally becoming more sensitive to the possibility of disappointment and underperformance among select individual issues. This has happened in the stock market throughout the year. Given the high valuation levels of many financial markets, we will continue to be more selective and cautious with respect to our investments.

Portfolio Strategy

     Little has changed in the Fund since our last quarterly report. In this moderate growth environment, we still expect the stronger high yield companies to outperform and these companies tend to be in industries that stand to benefit from new technology. We continue to find a number of attractive opportunities in the telecommunications, media, cable TV and oil and natural gas industries, and the Fund remains heavily weighted in these areas. Some of the issues that we continue to favor include Time Warner, Cablevision Systems Corp., Nextel Communications Inc., Rogers Cablesystems, Teleport Communications, Pride Petroleum and Parker Drilling to name a few. All of these companies are generating improving results either through increased market share and/or improved internal cost controls.

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

--------------------------------------------------------------------------------

     We firmly believe that over a full economic cycle the better quality high-yield issues offer superior risk-adjusted returns and lower default risk relative to lower-quality issues. We continue to maintain a meaningful percentage of stronger BB-rated issues in the Fund. We are also maintaining an intermediate average maturity in order to limit the Fund's interest rate sensitivity. Considering the trend toward greater industry competition and little pricing power in most sectors of the U.S. economy, we believe our prudent and conservative approach to high yield bond investing should generate consistent positive returns for shareholders over a full economic cycle. We therefore will continue to avoid sectors of the economy that are not growing fast or are facing intense industry competition, such as general retailers and restaurants.

Market Outlook

     We remain optimistic about the total return prospects for the high yield market for the remainder of 1997. At the very least, we expect a narrow trading range for general interest rates over the fourth quarter, especially if U.S. economic activity remains moderate and inflation stays subdued. We still believe the U.S. economy could grow more slowly over the next several months with modest inflation. Given our expectations, we have focused on maintaining sound credit quality in the Fund.

     In closing, thank you for investing in the Zenix Income Fund Inc. We look forward to continuing to help you pursue your investment goals. If you have any questions about your investment in the Fund, please call First Data Investor Services Group, Inc. at (800) 331-1710.

Sincerely,


/s/ Heath B. McLendon                        /s/ John C. Bianchi


Heath B. McLendon                            John C. Bianchi, CFA
Chairman                                     Vice President and
                                             Investment Officer


October 24, 1997

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

[LOGO]
                                                                                           Schedule of Investments
                                                                                    September 30, 1997 (unaudited)
==================================================================================================================
   Face
  Amount    Rating                             Security                                                  Value
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 94.2%
Aerospace/Defense -- 1.5%
$2,000,000    BB        Airplanes Pass Through Trust, Corporate Collateralized
                             Mortgage Obligation, 10.875% due 3/15/19 ............................    $  2,359,420
                                                                                                      ------------
Banking -- 2.4%
 3,375,000    B         First Nationwide Parent Holdings Ltd.,
                             Sr. Exchange Notes, 12.500% due 4/15/03 .............................       3,805,313
                                                                                                      ------------
Beverage, Food and Tobacco -- 1.8%
 2,735,000    B         Consolidated Cigar Corp., Sr. Sub. Notes, 10.500% due 3/1/03 .............       2,858,075
                                                                                                      ------------
Broadcasting/Cable -- 13.2%
   750,000    B-        All American Communications Inc., Sr. Sub. Notes,
                             10.875% due 10/15/01 ................................................         823,125
                        Australis Media Ltd., Sr. Discount Notes:
   650,000    NR             Step bond to yield 11.404% due 11/1/02 ..............................         526,500
    23,303    CCC+           Step bond to yield 13.590% due 5/15/03# .............................          18,643
                        Cablevision Systems Corp., Sr. Sub. Debentures:
   700,000    B              10.750% due 4/1/04 ..................................................         756,000
 2,425,000    B              9.875% due 2/15/13 ..................................................       2,619,000
 2,200,000    B         Comcast UK Cable, Debentures, step bond to yield
                             11.156% due 11/15/07 ................................................       1,732,500
   500,000    B         Marcus Cable Capital Corp., Sr. Discount Notes,
                             step bond to yield 12.747% due 12/15/05 .............................         415,000
 2,000,000    B         Marcus Cable Operating Co., Sr. Debentures,
                             11.875% due 10/1/05 .................................................       2,185,000
                        Rogers Cablesystems of America Inc.:
   850,000    BB+            Sr. Notes, Series B, 10.000% due 3/15/05 ............................         932,875
 1,000,000    BB+            Sr. Sub. Debentures, 10.000% due 12/1/07 ............................       1,092,656
 2,100,000    BB-            Sr. Sub. Debentures, 11.000% due 12/1/15 ............................       2,404,500
   900,000    BB-       Rogers Communications Inc., Sr. Debentures,
                             8.875% due 7/15/07 ..................................................         909,000
 1,850,000    BB        Telewest Communications PLC, Sr. Discount Debentures,
                             step bond to yield 10.994% due 10/1/07 ..............................       1,392,125
                        TV Azteca SA, Guaranteed Sr. Notes:
   525,000    B+             Series A, 10.125% due 2/15/04 .......................................         553,875
   950,000    B              Series B, 10.500% due 2/15/07+ ......................................       1,014,125
                        UIH Australia Inc., Sr. Discount Notes, step bond to yield:
   300,000    B-             12.775% due 5/15/06+ ................................................         215,250
 2,150,000    B-             14.000% due 5/15/06+ ................................................       1,553,375
 1,000,000    BB+       Videotron Group Ltd., Sr. Notes, 10.625% due 2/15/05 .....................       1,127,500


                       See Notes to Financial Statements

[LOGO]
                                                                               Schedule of Investments (continued)
                                                                                    September 30, 1997 (unaudited)
==================================================================================================================
   Face
  Amount    Rating                             Security                                                  Value
------------------------------------------------------------------------------------------------------------------
Broadcasting/Cable -- 13.2% (continued)
$  900,000    B-        Wireless One Inc., Sr. Discount Notes,
                             13.000% due 10/15/03 ................................................    $    433,125
   500,000    B         Young Broadcasting Corp., Guaranteed Sr. Sub. Notes,
                             11.750% due 11/15/04 ................................................         560,000
                                                                                                      ------------
                                                                                                        21,264,174
                                                                                                      ------------
Building/Construction -- 0.2%
   275,000    NR        American Builders and Contractors Supply Inc.,
                             Sr. Sub. Notes, 10.625% due 5/15/07 .................................         288,406
                                                                                                      ------------
Chemicals -- 3.0%
   450,000    CCC+      Interlake Corp., Sr. Sub. Debentures, 12.125% due 3/1/02 .................         470,250
 1,000,000    B         NL Industries Inc., Sr. Secured Notes, 11.750% due 10/15/03 ..............       1,105,000
 2,000,000    B+        Terra Industries Inc., Sr. Notes, 10.500% due 6/15/05 ....................       2,207,500
 1,000,000    B         Texas Petrochemical Corp., Sr. Sub. Notes,
                             11.125% due 7/1/06 ..................................................       1,096,250
                                                                                                      ------------
                                                                                                         4,879,000
                                                                                                      ------------
Diversified Manufacturing -- 1.0%
 1,500,000    B         Unifrax Investment Corp., Sr. Notes,
                             10.500% due 11/1/03 .................................................       1,552,500
                                                                                                      ------------
Electric Utilities -- 1.8%
                        Calpine Corp., Sr. Notes:
 1,000,000    BB-            10.500% due 5/15/06 .................................................       1,100,000
   750,000    BB-            8.750% due 7/15/07+ .................................................         766,875
   983,733    BB-       Midland Cogeneration Venture Limited Partnership,
                             Midland Funding, Sr. Secured Lease Obligation Bond,
                             Series C, 10.330% due 7/23/02 .......................................       1,088,256
                                                                                                      ------------
                                                                                                         2,955,131
                                                                                                      ------------
Electronics-Computers -- 6.4%
   650,000    B-        Axiohm Transaction Solutions, Sr. Sub. Notes,
                             9.750% due 10/1/07+ .................................................         659,750
 1,000,000    B         Celestica International Inc., Guaranteed Sr. Sub. Notes,
                             10.500% due 12/31/06 ................................................       1,083,750
 1,000,000    B         Fairchild Semiconductor Inc., Sr. Sub. Notes,
                             10.125% due 3/15/07+ ................................................       1,072,500
   582,998    B         FSC Semiconductor Inc., Sr. Sub. Notes,
                             11.740% due 3/14/08++ ...............................................         582,998
 2,000,000    B-        Graphic Controls Corp., Sr. Sub. Notes, 12.000% due 9/15/05 ..............       2,252,500


                       See Notes to Financial Statements

[LOGO]
                                                                               Schedule of Investments (continued)
                                                                                    September 30, 1997 (unaudited)
==================================================================================================================
   Face
  Amount    Rating                             Security                                                  Value
------------------------------------------------------------------------------------------------------------------
Electronics-Computers -- 6.4% (continued)
                        Unisys Corp., Sr. Notes:
$1,400,000    B+             12.000% due 4/15/03 .................................................    $  1,575,000
 1,575,000    B+             11.750% due 10/15/04 ................................................       1,771,875
 1,200,000    B-        Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07+ ......................       1,251,000
                                                                                                      ------------
                                                                                                        10,249,373
                                                                                                      ------------
Finance -- 5.1%
 1,500,000    B         Amresco Inc., Sr. Sub. Notes, Series A,
                             10.000% due 3/15/04 .................................................       1,578,750
   900,000    B+        Imperial Credit Industries Inc., Sr. Notes,
                             9.875% due 1/15/07 ..................................................         915,750
 1,000,000    NR        Intertek Finance PLC, Sr. Sub. Notes,
                             Series B, 10.250% due 11/1/06 .......................................       1,050,000
 1,000,000    B-        Ocwen Capital Trust, Guaranteed Notes,
                             10.875% due 8/1/27 ..................................................       1,065,000
 2,750,000    B+        Ocwen Financial Corp., Notes,
                             11.875% due 10/1/03 .................................................       3,083,438
   500,000    BB+       SIG Capital Trust I, Preferred Secured Notes,
                             9.500% due 8/15/27+ .................................................         510,000
                                                                                                      ------------
                                                                                                         8,202,938
                                                                                                      ------------
Foods -- 2.9%
 2,500,000    BB-       TLC Beatrice International Holdings Inc.,
                             Sr. Secured Notes, 11.500% due 10/1/05 ..............................       2,953,125
 1,500,000    B-        Van de Kamp Inc., Sr. Sub. Notes, 12.000% due 9/15/05 ....................       1,672,500
                                                                                                      ------------
                                                                                                         4,625,625
                                                                                                      ------------
Health Care/Drugs/Hospital Supplies -- 2.9%
 1,600,000    BB        ICN Pharmaceutical Inc., Sr. Notes,
                             9.250% due 8/15/05+ .................................................       1,672,000
 1,050,000    B         Magellan Health Services Inc., Sr. Sub. Notes,
                             11.250% due 4/15/04 .................................................       1,168,125
                        Tenet Healthcare Corp.:
   750,000    BB             Sr. Notes, 8.000% due 1/15/05 .......................................         780,000
 1,000,000    B+             Sr. Sub. Notes, 8.625% due 1/15/07 ..................................       1,058,750
                                                                                                      ------------
                                                                                                         4,678,875
                                                                                                      ------------
Hotels, Casinos and Gaming -- 6.0%
 1,500,000    B         Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04 .........................       1,717,500
 2,000,000    B-        Courtyard By Marriott II, Sr. Secured Notes,
                             10.750% due 2/1/08 ..................................................       2,180,000


                       See Notes to Financial Statements

[LOGO]
                                                                               Schedule of Investments (continued)
                                                                                    September 30, 1997 (unaudited)
==================================================================================================================
   Face
  Amount    Rating                             Security                                                  Value
------------------------------------------------------------------------------------------------------------------
Hotels, Casinos and Gaming -- 6.0% (continued)
$1,500,000    BB        Grand Casinos Inc., Guaranteed 1st Mortgage,
                             10.125% due 12/1/03 .................................................    $  1,593,750
   300,000    NR        HMC Acquisition Properties Inc., Sr. Notes,
                             Series B, 9.000% due 12/15/07 .......................................         310,125
 2,130,000    BB-       HMH Properties Inc., Sr. Notes,
                             Series B, 9.500% due 5/15/05 ........................................       2,252,475
   620,000    BB+       Mohegan Tribal Gaming Authority,
                             Sr. Secured Notes, 13.500% due 11/15/02 .............................         812,200
   725,000    B         Signature Resorts Inc., Sr. Sub. Notes,
                             9.500% due 8/15/27+ .................................................         732,250
                                                                                                      ------------
                                                                                                         9,598,300
                                                                                                      ------------
Leisure -- 0.7%
 1,650,000    B-        Coleman Escrow Corp., Sr. Secured 1st Priority Discount Notes,
                             zero coupon bond to yield 11.410% due 5/15/01+ ......................       1,122,000
                                                                                                      ------------
Machinery -- 1.8%
 1,000,000    B-        Alvey Systems Inc., Sr. Sub. Notes,
                             11.375% due 1/31/03 .................................................       1,050,000
 1,667,000    B-        Terex Corp., Sr. Secured Notes,
                             13.250% due 5/15/02 .................................................       1,921,218
                                                                                                      ------------
                                                                                                         2,971,218
                                                                                                      ------------
Metals/Mining -- 4.6%
   800,000    BB-       Echo Bay Mines Inc., Jr. Sub. Debentures,
                             11.000% due 4/1/27 ..................................................         776,000
 2,400,000    B-        Haynes International Inc., Sr. Sub. Notes,
                             11.625% due 9/1/04 ..................................................       2,664,000
 1,075,000    B-        Kaiser Aluminum and Chemical Corp., Sr. Sub. Notes,
                             12.750% due 2/1/03 ..................................................       1,166,375
 1,800,000    B-        Russell Metals Inc., Sr. Notes, 10.250% due 6/15/00 ......................       1,883,250
   800,000    B+        UCAR Global Enterprises Inc.,
                             Sr. Sub. Notes, 12.000% due 1/15/05 .................................         916,000
                                                                                                      ------------
                                                                                                         7,405,625
                                                                                                      ------------
Oil and Natural Gas -- 5.5%
   500,000    B         Canadian Forest Oil Ltd., Sr. Sub. Notes,
                           8.750% due 9/15/07+ ...................................................         502,500
   600,000    BB        Clark Oil Refining Corp., Sr. Notes,
                           10.500% due 12/1/01 ...................................................         624,000


                       See Notes to Financial Statements

[LOGO]
                                                                               Schedule of Investments (continued)
                                                                                    September 30, 1997 (unaudited)
==================================================================================================================
   Face
  Amount    Rating                             Security                                                  Value
------------------------------------------------------------------------------------------------------------------
Oil and Natural Gas -- 5.5% (continued)
$1,425,000    B+        Dawson Production Services Inc., Sr. Notes,
                             9.375% due 2/1/07 ...................................................    $  1,492,688
 1,800,000    B+        Parker Drilling Co., Sr. Notes, 9.750% due 11/15/06 ......................       1,930,500
   900,000    BB-       Pride Petroleum Services Inc., Sr. Notes,
                             9.375% due 5/1/07 ...................................................         961,875
 1,675,000    BB-       Santa Fe Energy Resources Inc., Sr. Sub. Debentures,
                             11.000% due 5/15/04 .................................................       1,821,563
   700,000    B-        Stone Energy Corp., Sr. Sub. Notes,
                             8.750% due 9/15/07+ .................................................         701,750
   800,000    B         United Meridian Corp., Sr. Sub. Notes,
                             10.375% due 10/15/05 ................................................         874,000
                                                                                                      ------------
                                                                                                         8,908,876
                                                                                                      ------------
Packaging/Containers -- 0.8%
   750,000    B         Huntsman Packaging Corp., Sr. Notes,
                             11.500% due 8/15/07+ ................................................         765,000
 1,000,000    NR        Impress Metal Packaging Holdings, Sr. Sub. Notes,
                             9.875% due 5/29/07+ .................................................         600,158
                                                                                                      ------------
                                                                                                         1,365,158
                                                                                                      ------------
Paper/Forest Products and Printing -- 7.9%
 1,300,000    B-        American Pad & Paper Co., Sr. Sub. Notes,
                             13.000% due 11/15/05 ................................................       1,527,500
 1,375,000    B+        Asia Pulp & Paper Ltd., Guaranteed Preferred Notes,
                             Series A, 12.000% due 12/29/49+ .....................................       1,399,063
 1,500,000    B         Goss Graphic Systems Inc., Sr. Sub. Notes,
                             12.000% due 10/15/06 ................................................       1,680,000
 2,000,000    BB        Indah Kiat International Finance Co., Guaranteed
                             Secured Notes, 11.875% due 6/15/02 ..................................       2,167,500
 3,275,000    B+        S.D. Warren Co., Sr. Sub. Notes, 12.000% due 12/15/04 ....................       3,717,125
 2,050,000    BB        Tjiwi Kimia International, Sr. Notes, 13.250% due 8/1/01 .................       2,275,500
                                                                                                      ------------
                                                                                                        12,766,688
                                                                                                      ------------
Pollution Control -- 1.1%
 1,000,000    B+        Allied Waste North America Inc., Sr. Sub. Notes,
                             10.250% due 12/1/06+ ................................................       1,097,500
   675,000    NR        Clisa SA, Guaranteed Sr. Notes,
                             11.625% due 6/1/04+ .................................................         719,719
                                                                                                      ------------
                                                                                                         1,817,219
                                                                                                      ------------


                       See Notes to Financial Statements

[LOGO]
                                                                               Schedule of Investments (continued)
                                                                                    September 30, 1997 (unaudited)
==================================================================================================================
   Face
  Amount    Rating                             Security                                                  Value
------------------------------------------------------------------------------------------------------------------
Publishing -- 0.7%
$1,500,000+++  NR        ITT Promedia Corp., Sr. Sub. Notes,
                              9.125% due 9/15/07+ ................................................    $    889,621
    275,000    NR        ITT Publimedia, Sr. Sub. Notes,
                              9.375% due 9/15/07+ ................................................         287,375
                                                                                                      ------------
                                                                                                         1,176,996
                                                                                                      ------------
Real Estate -- 1.2%
 1,675,000    BB-       Trizec Finance Ltd., Sr. Notes, 10.875% due 10/15/05 .....................       1,915,781
                                                                                                      ------------
Telecommunications -- 17.5%
   950,000    BB-       Century Communications Corp., Sr. Notes,
                             8.750% due 10/1/07 ..................................................         952,375
 2,100,000    NR        Clearnet Communications Inc., Sr. Discount Notes,
                             step bond to yield, 13.778% due 12/15/05 ............................       1,643,250
 2,000,000    NR        Colt Telecommunications Group PLC, Sr. Discount Notes,
                             step bond to yield 11.976% due 12/15/06 .............................       1,495,000
   750,000    B+        Fonorola Inc., Sr. Notes, 12.500% due 8/15/02 ............................         839,063
 1,350,000    B         Globalstar LP Corp., Sr. Notes, 11.375% due 2/15/04+ .....................       1,407,375
   700,000    B         Hermes Eurorail Telecommunications Inc., Sr. Notes,
                             11.500% due 8/15/07+ ................................................         757,750
   675,000    NR        Hyperion Telecommunications Inc., Sr. Notes,
                             12.250% due 9/1/04+ .................................................         739,125
 1,225,000    NR        Intelcom Group USA Inc., Sr. Discount Notes, step bond to yield
                             12.500% due 5/1/06 ..................................................         897,313
 3,300,000    B-        Intermedia Communications, Sr. Discount Notes,
                             step bond to yield 12.415% due 5/15/06 ..............................       2,549,250
                        Iridium LLC Capital Corp.,
   625,000    B-             Sr. Discount Notes, 14.000% due 7/15/05+ ............................         676,563
 1,000,000    B-             Sr. Notes, 13.000% due 7/15/05+ .....................................       1,047,500
 1,725,000    B         McLeod Inc., Sr. Discount Notes,
                             step bond to yield 10.594% due 3/1/07+ ..............................       1,229,063
 1,600,000    NR        Metronet Communications Inc., Sr. Notes,
                             12.000% due 8/15/07+ ................................................       1,768,000
   725,000    NR        Microcell Telecommunications Inc., Sr. Discount Notes,
                             Series B, step bond to yield 11.832% due 6/1/06 .....................         493,000
                        Nextel Communications Inc., Sr. Discount Notes,
                             step bond to yield:
 3,100,000    CCC-                11.846% due 8/15/04+ ...........................................       2,689,250
 1,400,000    CCC                 10.625% due 9/15/07+ ...........................................         875,000


                       See Notes to Financial Statements

[LOGO]
                                                                               Schedule of Investments (continued)
                                                                                    September 30, 1997 (unaudited)
==================================================================================================================
   Face
  Amount    Rating                             Security                                                  Value
------------------------------------------------------------------------------------------------------------------
Telecommunications -- 17.5% (continued)
$2,000,000    NR        Nextlink Communications, Sr. Discount Notes,
                             12.500% due 4/15/06 .................................................    $  2,310,000
 1,550,000    NR        Pagemart Inc., Sr. Discount Notes, step bond to yield
                             11.602% due 11/1/03 .................................................       1,426,000
 1,325,000    B-        Primus Telecommunications Group, Sr. Notes,
                             11.750% due 8/1/04 ..................................................       1,411,125
 1,300,000    NR        RSL Communications Ltd., Sr. Notes,
                             12.250% due 11/15/06+ ...............................................       1,387,750
 1,350,000    B         Teleport Communications Inc., Sr. Discount Notes,
                             step bond to yield 11.416% due 7/1/07 ...............................       1,066,500
   700,000    NR        Telesystems International Wireless Corp., Sr. Discount Notes,
                             step bond to yield 13.250% due 6/30/07+ .............................         437,500
                                                                                                      ------------
                                                                                                        28,097,752
                                                                                                      ------------
Textile -- 0.9%
 1,250,000    BB        Pt. Polysindo Eka Perkasa, Sr. Notes,
                             13.000% due 6/15/01 .................................................       1,387,500
                                                                                                      ------------
Transportation -- 3.3%
   650,000    NR        Central Transport Rental Corp., Guaranteed Secured Notes,
                             9.500% due 4/30/03 ..................................................         692,250
 1,450,000    BB        Guangzhou Shenzhen Superhighway, Sr. Notes,
                             10.250% due 8/15/07+ ................................................       1,450,000
 2,805,000    BB-       Sea Containers Limited, Sr. Sub. Debentures,
                             12.500% due 12/1/04 .................................................       3,190,683
                                                                                                      ------------
                                                                                                         5,332,933
                                                                                                      ------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $141,491,719) ...................................................     151,584,876
                                                                                                      ------------

  Shares                                       Security                                                  Value
------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 4.7%
Banking -- 0.3%
    20,100    California Federal Preferred Capital Corp. .........................................         527,625
                                                                                                      ------------
Broadcasting/Cable -- 3.8%
     5,394    Time Warner Inc., Series K, Exchange 0.000%+ .......................................       6,156,102
                                                                                                      ------------
Publishing -- 0.0%
       298    K-III Communications Corp., Series B, Exchange $11.625+ ............................          32,420
                                                                                                      ------------


                       See Notes to Financial Statements

[LOGO]
                                                                               Schedule of Investments (continued)
                                                                                    September 30, 1997 (unaudited)
==================================================================================================================
  Shares                                       Security                                                  Value
------------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.6%
       775    IXC Communications Inc.+ ...........................................................    $    889,313
                                                                                                      ------------
              TOTAL PREFERRED STOCKS
              (Cost -- $7,163,580) ...............................................................       7,605,460
                                                                                                      ------------
WARRANTS -- 0.3%
Broadcasting/Cable -- 0.0%
     1,725    Australis Holdings Property Ltd., Expire 10/30/01 ..................................              52
                                                                                                      ------------
Telecommunications -- 0.3%
     9,735    Clearnet Communications Inc., Expire 9/15/05+ ......................................          53,543
     1,000    Globalstar Telecommunications, Expire 2/15/04 ......................................         110,000
     1,000    Iridium World Communications Ltd., Expire 7/15/05 ..................................         155,000
     6,468    Nextel Communications Inc., Expire 4/25/99 .........................................         111,573
     7,130    Pagemart Inc., Expire 12/31/03+ ....................................................          57,040
     1,300    RSL Communications Ltd., Expire 11/15/06 ...........................................           7,800
                                                                                                      ------------
                                                                                                           494,956
                                                                                                      ------------
              TOTAL WARRANTS
              (Cost -- $378,241) .................................................................         495,008
                                                                                                      ------------

   Face
  Amount                                        Security                                                  Value
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
$1,221,000    Goldman Sachs & Co., 6.100% due 10/1/97;
              Proceeds at maturity -- $1,221,207; (Fully collateralized
              by U.S. Treasury Notes, 5.875% due 9/30/02;
              Market value -- $1,245,920) (Cost -- $1,221,000) ..................................        1,221,000
                                                                                                      ------------

              TOTAL INVESTMENTS -- 100%
              (Cost -- $150,254,540** ) ..........................................................    $160,906,344
                                                                                                      ============

  #  Security issued with attached warrants.

  + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++  Restricted security (Note 11).

+++  Represents local currency.

 **  Aggregate cost for Federal income tax purposes is substantially the same.



                        See Notes to Financial Statements

[LOGO]
                                                                    Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB    --   Bonds rated "BBB" are regarded as having an adequate  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances, are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB     --   Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B      --   Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt, subordinated to senior debt, that is assigned an actual or implied
            "BB" or "BB-" rating.

CCC    --   Bonds rated "CCC" have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt, subordinated to senior debt, that is assigned an actual or implied "B" or "B-" rating.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa    --   Bonds that are rated "Baa" are considered as medium grade
            obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     --   Bonds that are rated "Ba" are judged to have speculative
            elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad time over the future. Uncertainty of position characterizes bonds in this class.

B      --   Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR     --   Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

[LOGO]
                                             Statement of Assets and Liabilities
                                                  September 30, 1997 (unaudited)
================================================================================
ASSETS:
   Investments, at value (Cost -- $150,254,540)..                  $160,906,344
   Cash .........................................                           100
   Interest and dividend receivables ............                     3,830,921
   Receivable for securities sold ...............                     2,220,690
                                                                   ------------
   Total Assets .................................                   166,958,055
                                                                   ------------
LIABILITIES:
   Bank loan (Note 7) ...........................                    30,000,000
   Payable for securities purchased .............                       658,125
   Investment advisory fees payable .............                        94,985
   Interest payable .............................                        92,692
   Administration fees payable ..................                        37,470
   Accrued expenses .............................                        97,184
                                                                   ------------
   Total Liabilities ............................                    30,980,456
                                                                   ------------
Total Net Assets ................................                  $135,977,599
                                                                   ============
NET ASSETS:
   Par value of capital shares ..................                  $    149,679
   Capital paid in excess of par value ..........                   125,388,427
   7.00% Cumulative Preferred Stock (Note 6) ....                    30,000,000
   Undistributed net investment income ..........                     1,076,596
   Accumulated net realized loss from
     security transactions ......................                   (31,288,907)
   Net unrealized appreciation on investments ...                    10,651,804
                                                                   ------------
Total Net Assets ................................                  $135,977,599
                                                                   ============
                                                     Per Share
                                                     ---------
NET ASSET VALUE, COMPRISED OF:
7.00% Cumulative Preferred Stock redemption value    $ 1,000.00    $ 30,000,000
Cumulative undeclared dividends on 7.00%
     Preferred Stock ............................         20.81         624,243
                                                     ----------    ------------
Total allocated to Cumulative Preferred Stock ...    $ 1,020.81      30,624,243
                                                     ==========    ------------
Common Stock (14,967,904 shares outstanding) ....    $     7.04     105,353,356
                                                     ==========    ------------
Total Net Assets ................................                  $135,977,599
                                                                   ============


                       See Notes to Financial Statements.

[LOGO]
                                                         Statement of Operations
                                                        For the Six Months Ended
                                                  September 30, 1997 (unaudited)
================================================================================
INVESTMENT INCOME:
   Interest ...................................................    $  8,038,223
   Dividends ..................................................         339,995
   Less: Interest expense (Note 7) ............................        (915,200)
                                                                   ------------
   Total Investment Income ....................................       7,463,018
                                                                   ------------

EXPENSES:
   Investment advisory fees (Note 2) ..........................         403,198
   Administration fees (Note 2) ...............................         161,279
   Shareholder communications .................................          87,739
   Audit and legal ............................................          44,430
   Directors' fees ............................................          17,548
   Shareholder and system servicing fees ......................          15,943
   Listing fees ...............................................          12,400
   Custody ....................................................           3,609
   Other ......................................................           7,655
                                                                   ------------
   Total Expenses .............................................         753,801
                                                                   ------------
Net Investment Income .........................................       6,709,217
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities) ..         714,270
     Foreign currency transactions ............................         (33,680)
                                                                   ------------
   Net Realized Gain ..........................................         680,590
                                                                   ------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period ......................................       2,870,108
     End of period ............................................      10,651,804
                                                                   ------------
   Increase in Net Unrealized Appreciation ....................       7,781,696
                                                                   ------------
Net Gain on Investments .......................................       8,462,286
                                                                   ------------
Increase in Net Assets From Operations ........................    $ 15,171,503
                                                                   ============


                       See Notes to Financial Statements.

[LOGO]
                                             Statements of Changes in Net Assets
                                                        For the Six Months Ended
                                                  September 30, 1997 (unaudited)
                                               and the Year Ended March 31, 1997
================================================================================
                                                  September 30       March 31
                                                 -------------    -------------
OPERATIONS:
   Net investment income .....................   $   6,709,217    $  13,332,776
   Net realized gain .........................         680,590          939,501
   Increase in net unrealized appreciation ...       7,781,696          208,576
                                                 -------------    -------------
   Increase in Net Assets From Operations ....      15,171,503       14,480,853
                                                 -------------    -------------
DIVIDENDS PAID FROM
NET INVESTMENT INCOME TO:
   7.00% Cumulative Preferred Stock ..........      (1,050,000)      (2,100,000)
   Common Stock ..............................      (5,460,851)     (10,475,099)
                                                 -------------    -------------
   Decrease in Net Assets From
     Distributions To Shareholders ...........      (6,510,851)     (12,575,099)
                                                 -------------    -------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net asset value of shares issued for
     reinvestment of dividends ...............       1,640,869        3,452,357
                                                 -------------    -------------
   Increase in Net Assets From
     Fund Share Transactions .................       1,640,869        3,452,357
                                                 -------------    -------------
Increase in Net Assets .......................      10,301,521        5,358,111
NET ASSETS:
   Beginning of period .......................     125,676,078      120,317,967
                                                 -------------    -------------
   End of period* ............................   $ 135,977,599    $ 125,676,078
                                                 =============    =============
*  Includes undistributed net investment
     income of: ..............................   $   1,076,596    $     911,910
                                                 =============    =============


                       See Notes to Financial Statements.

[LOGO]
                                                               Statement of Cash Flows
                                                              For the Six Months Ended
                                                        September 30, 1997 (unaudited)
======================================================================================
NET DECREASE IN CASH:
Cash Flows From Operating and Investing Activities:
  Interest and dividends received .....................   $  6,717,282
  Operating expenses paid .............................       (750,193)
  Interest payments on bank loans .....................       (901,500)
  Purchases of long-term securities ...................    (62,564,595)
  Proceeds from short-term securities, net ............      6,326,000
  Proceeds from disposition of long-term securities ...     56,042,877
                                                          ------------
  Net Cash Provided By Operating and
    Investing Activities ..............................                   $  4,869,871
                                                                           ------------
Cash Flows From Financing Activities:
  Cash dividends paid on 7.00% Cumulative
    Preferred Stock ...................................     (1,050,000)
  Net cash dividends paid on Common Stock* ............     (3,819,982)
                                                          ------------
  Net Cash Used By Financing Activities ...............                     (4,869,982)
                                                                          ------------
Net Decrease in Cash ..................................                           (111)
Cash--Beginning of Period .............................                            211
                                                                          ------------
Cash--End of Period ...................................                   $        100
                                                                          ============

RECONCILIATION OF INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH PROVIDED
BY OPERATING AND INVESTING ACTIVITIES:
Increase in Net Assets From Operations ................                   $ 15,171,503
  Accretion of discount on securities .................     (1,456,051)
  Increase in investments .............................     (8,903,042)
  Increase in receivable for securities sold ..........       (420,627)
  Increase in dividends and interest receivables ......       (197,345)
  Increase in payable for securities purchased ........        658,125
  Increase in accrued expenses ........................         17,308
                                                          ------------
  Total Adjustments ...................................                    (10,301,632)
                                                                          ------------
Net Cash Provided By Operating and Investing Activities                   $  4,869,871
                                                                          ============



  *Exclusive of dividend reinvestment of $1,640,869.


                       See Notes to Financial Statements.

[LOGO]
                                                   Notes to Financial Statements
                                                                     (unaudited)
================================================================================

     1.   Significant Accounting Policies

     Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the 7.00% Cumulative Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Fund out of funds legally available to shareholders at a rate of 7.00% per annum, payable semi-annually on June 15 and December 15; (h) the net asset value of the Fund's Common Stock is

[LOGO]
                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value for the Fund's assets less (1) the Fund's liabilities (including the outstanding principal amount on the bank loan), (2) the aggregate liquidation value (i.e., $1,000 per outstanding share) of the 7.00% Cumulative Redeemable Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Cumulative Redeemable Preferred Stock issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $67,822 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.   Advisory Agreement and Transactions with Affiliated Persons

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment advisor to the Fund. The Fund pays SBMFM a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

[LOGO]
                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Smith Barney
Inc.

     3.   Investments

     During the six months ended September 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $63,222,720
--------------------------------------------------------------------------------
Sales                                                               56,463,504
================================================================================

     At September 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $11,106,298
Gross unrealized depreciation                                         (454,494)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $10,651,804
================================================================================

     4.   Cash Flow Information

     The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

     5.   Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund

[LOGO]
                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6.   Cumulative Redeemable Preferred Stock

     On March 16, 1993, the Fund issued 30,000 shares of 7.00% Cumulative Preferred Stock, which will be redeemed in full on April 15, 2000, at a price equal to $1,000 per share, plus accumulated and unpaid dividends. On March 31, 1994, 220,000 shares of $0.01 par value 7.00% Cumulative Preferred Stock were authorized but remained unissued. Cumulative undeclared dividends on the outstanding Preferred Stock amounted to $624,243 at September 30, 1997.

     Moody's Investors Service, Inc. and Standard & Poor's Ratings Service have reconfirmed their respective Aa3 and AA+ ratings of the Fund's 7% Cumulative Preferred Stock.

     7.   Bank Loan

     The Fund has a $30,000,000 line of credit with PNC Bank, N.A. Interest on the loan can be paid based on 30-, 60- or 90-day periods as elected by the Fund. The interest on the loan is currently calculated at the federal funds rate plus 40 basis points. The line of credit expires on July 18, 1998. Interest expense related to the loan for the six months ended September 30, 1997 was $915,200.

     8.   Common Stock

     At September 30, 1997, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

     Common stock transactions were as follows:

                                   Six Months Ended              Year Ended
                                  September 30, 1997           March 31, 1997
                                 --------------------       --------------------
                                  Shares     Amount         Shares      Amount
================================================================================
Shares issued on
   reinvestment                  226,264   $1,640,869       516,581   $3,452,357
================================================================================

[LOGO]
                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

     9.   Capital Loss Carryforward

     As of March 31, 1997, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $32,003,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                                1999          2000         2003          2004
================================================================================
Carryforward Amounts         $16,444,000   $8,395,000   $4,873,000    $2,291,000
================================================================================

     10.  Asset Maintenance Requirement

     The Fund is required to maintain certain asset coverages with respect to the Cumulative Preferred Stock (of at least 200%). If the Fund fails to maintain these requirements as of the last business day of a month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the Cumulative Preferred Stock in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

     11.  Restricted Securities

     Certain of the Fund's Investments are valued at the direction of the Fund's Board of Directors; these securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted securities. The table below shows the security valued by the Fund's Board of
Directors:

                                                       9/30/97      Value      Percentage
                              Face      Acquisition     Fair         Per         of Net
Security                     Amount        Date         Value       Unit         Assets       Cost
====================================================================================================
FSC Semiconductor Inc.,
   Sr. Sub. Notes,
   11.740% due 3/14/08      $582,998      6/7/97      $582,998     $100.00        0.43%     $536,860
====================================================================================================

[LOGO]
                                                            Financial Highlights
================================================================================

Contained below is per share operating performance data for a share of common stock outstanding, total return and ratios to average net assets based on Common Shares outstanding. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

For a share of common stock outstanding throughout each period:

                                                       1997(1)         1997      1996
                                                      --------       -------    -------
Net Asset Value, Beginning of Period ..............      $6.45         $6.31      $5.88
                                                      --------       -------    -------
Income From Operations:
   Net investment income ..........................       0.45          0.92       0.86
   Net realized and unrealized gain ...............       0.58          0.08       0.45
                                                      --------       -------    -------
   Total Income From Operations ...................       1.03          1.00       1.31
                                                      --------       -------    -------
Distributions:
   Dividends declared to 7.00% Cumulative Preferred
     Stockholders .................................      (0.07)        (0.14)     (0.15)
   Dividends paid from net investment income ......      (0.37)        (0.72)     (0.73)
                                                      --------       -------    -------
   Total Distributions ............................      (0.44)        (0.86)     (0.88)
                                                      --------       -------    -------
Net Asset Value, End of Period ....................      $7.04         $6.45      $6.31
                                                      ========       =======    =======
Market Value, End of Period .......................      $8.00         $7.25      $7.00
                                                      ========       =======    =======
Total Return, Based on Market Value ...............      16.06%++      15.55%     18.35%
                                                      ========       =======    =======
Total Return, Based on Net Asset Value* ...........      14.80%++      14.04%     20.01%
                                                      ========       =======    =======
Net Assets**, End of Period (000's) ...............   $105,353       $95,034    $90,318
                                                      ========       =======    =======
Ratios to Average Net Assets Based on
Common Shares Outstanding:
   Net Investment Income ..........................      10.30%+       10.85%     10.48%
   Interest Expense ...............................       1.41+         1.45       1.47
   Other Expenses .................................       1.16+         1.20       1.21

Portfolio Turnover Rate ...........................         37%          101%        87%

----------
(1)  For the six months ended September 30, 1997 (unaudited).

++ Total return is not annualized, as it may not be representative of the total return for the year.

 * Total return is based on the beginning and ending net asset value for the period. Dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

**   Exclusive of preferred shares outstanding.

 +   Annualized.

[LOGO]
                                                Financial Highlights (continued)
================================================================================

For a share of common stock outstanding throughout each year:

                                                        1995        1994#       1993
                                                       -------     -------     -------
Net Asset Value, Beginning of Year .................     $6.76       $6.86       $6.39
                                                       -------     -------     -------
Income From Operations:
   Net investment income ...........................      0.93        1.02        1.07
   Net realized and unrealized gain (loss) .........     (0.78)      (0.13)       0.51
                                                       -------     -------     -------
   Total Income From Operations ....................      0.15        0.89        1.58
                                                       -------     -------     -------
Underwriting Commissions and Offering Costs on 7.00%
   Cumulative Preferred Stock ......................      --          --         (0.05)
                                                       -------     -------     -------
Distributions:
   Dividends declared to 7.00% Cumulative Preferred
     Stockholders ..................................     (0.16)      (0.11)       --
   Dividends declared to 9.67% Cumulative Preferred
     Stockholders ..................................      --         (0.12)      (0.23)
   Dividends paid from net investment income .......     (0.87)      (0.82)      (0.82)
   Change in accumulated undeclared dividends on
     Preferred Stock ...............................      --          0.06       (0.01)
                                                       -------     -------     -------
   Total Distributions .............................     (1.03)      (0.99)      (1.06)
                                                       -------     -------     -------
Net Asset Value, End of Year .......................     $5.88       $6.76       $6.86
                                                       =======     =======     =======
Market Value, End of Year ..........................     $6.63       $7.13       $7.25
                                                       =======     =======     =======
Total Return, Based on Market Value ................      6.41%      10.02%      24.02%
                                                       =======     =======     =======
Total Return, Based on Net Asset Value* ............     (0.53)%     10.24%      21.66%
                                                       =======     =======     =======
Net Assets**, End of Year (000's) ..................   $80,309     $87,726     $85,225
                                                       =======     =======     =======
Ratios to Average Net Assets Based on
Common Shares Outstanding:
   Net Investment Income ...........................     15.35%      14.38%      12.89%
   Interest Expense ................................      1.58        0.92        1.14
   Other Expenses ..................................      1.65        1.60        1.99
Portfolio Turnover Rate ............................        79%        102%         93%

----------
 # Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

 * Total return is based on the beginning and ending net asset value for the period. Dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

**   Exclusive of preferred shares outstanding.

[LOGO]
                                         Other Financial Information (unaudited)
================================================================================

     The table below sets out information with respect to Cumulative Preferred Stock, Senior Money Market Notes and Bank Credit Facility:

                                                           1997(1)       1997          1996         1995         1994         1993
                                                          --------     --------      --------     --------     --------     --------


7.00% Cumulative Preferred Stock (2)
   Total amount outstanding (000s)                        $ 30,000     $ 30,000      $ 30,000     $ 30,000     $ 30,000     $ 30,000

   Asset Coverage Per Share                                  2,760        2,580         2,490        2,439        2,583        2,529

   Involuntary Liquidating Preference
     Per Share (3)                                           1,000        1,000         1,000        1,000        1,000        1,000

   Average Market Value Per Share (3)(4)                     1,000        1,000         1,000        1,000        1,000        1,000

Senior Money Market Notes
   Total amount outstanding (000s)                              --           --            --       25,800       25,800       25,800

   Asset Coverage Per Share                                     --           --            --      527,555      558,675      546,948

   Involuntary Liquidating Preference
     Per Share (3)                                              --           --            --      100,000      100,000      100,000

   Average Market Value Per Share (3)                           --           --            --      100,000      100,000      100,000

PNC Bank Credit Facility
   Total amount outstanding (000s)                          30,000       30,000        30,000           --           --           --

   Asset Coverage Per Share                                551,000      516,000       498,000           --           --           --

   Involuntary Liquidating Preference
     Per Share (3)                                         100,000      100,000       100,000           --           --           --

   Average Market Value Per Share (3)(5)                   100,000      100,000       100,000           --           --           --


----------
(1)  For the six months ended September 30, 1997.

(2)  Redeemable April 15, 2000.

(3)  Excludes accrued interest or accumulated undeclared dividends.

(4)  See Note 6.

(5)  See Note 7.

[LOGO]
                                                                                         Quarterly Results of Operations (unaudited)

====================================================================================================================================

                                                                                                                   Net Increase
                                                                                       Net Realized                 (Decrease)
                                                                                      and Unrealized               in Net Assets
                                  Investment               Net Investment               Gain (Loss)                    From
                                    Income                     Income                 on Investments                Operations
                             ---------------------       ---------------------     ----------------------     ----------------------

                                             Per                         Per                       Per                         Per
Quarter Ended                   Total       Share*          Total       Share*        Total       Share*         Total        Share*

--------------------         ----------     ------       ----------     ------     -----------    -------     -----------    -------


June 30, 1994                $3,739,209     $0.29        $3,111,466     $0.24      $(3,899,320)   $(0.29)     $  (787,854)   $(0.06)

September 30, 1994            3,771,958      0.28         3,215,851      0.24       (5,662,951)    (0.42)      (2,447,100)    (0.17)

December 31, 1994             3,833,137      0.28         3,133,437      0.23       (4,508,973)    (0.33)      (1,375,536)    (0.10)

March 31, 1995                3,651,680      0.27         2,926,309      0.22        3,514,541      0.26        6,440,850      0.48
June 30, 1995                 3,390,611      0.25         2,647,561      0.19       (1,044,316)    (0.07)       1,606,245      0.12
September 30, 1995            3,466,966      0.25         2,743,530      0.20        6,121,932      0.44        8,862,462      0.64
December 31, 1995             3,996,269      0.28         3,176,088      0.23        1,812,127      0.13        4,988,215      0.36
March 31, 1996                4,169,922      0.29         3,400,950      0.24         (879,349)    (0.06)       2,521,601      0.18
June 30, 1996                 4,102,702      0.29         3,322,425      0.23       (1,014,235)    (0.07)       2,308,190      0.16
September 30, 1996            4,224,470      0.29         3,370,554      0.23        2,772,544      0.19        6,143,098      0.42
December 31, 1996             4,132,306      0.28         3,304,424      0.22        1,557,018      0.11        4,861,442      0.33
March 31, 1997                4,132,818      0.28         3,335,373      0.23       (2,167,250)    (0.15)       1,168,123      0.08
June 30, 1997                 3,810,798      0.26         3,442,440      0.23        4,087,876      0.29        7,530,316      0.52
September 30, 1997            3,652,220      0.24         3,266,777      0.22        4,374,410      0.29        7,641,187      0.51

----------------
*    Per share of Common Stock.

[LOGO]
                                                      Financial Data (unaudited)
================================================================================
For a share of common stock outstanding throughout each period:

                                                                                                                 Dividend
            Record               Payable           NYSE               Net Asset            Dividend            Reinvestment
             Date                 Date         Closing Price           Value*                Paid                 Price
====================================================================================================================================

            1/24/95              1/31/95          $6.250                $5.58               $0.069                $5.799
            2/21/95              2/28/95           6.250                 5.78                0.063                 5.990
            3/24/95              3/31/95           6.625                 5.87                0.063                 5.874
            4/21/95              4/28/95           6.625                 5.96                0.063                 6.290
            5/23/95              5/31/95           6.875                 6.10                0.063                 6.530
            6/23/95              6/30/95           6.625                 6.03                0.063                 6.290
            7/26/95              7/31/95           6.625                 6.15                0.060                 6.290
            8/22/95              8/31/95           6.625                 6.16                0.060                 6.290
            9/26/95              9/30/95           6.625                 6.17                0.060                 6.294
           10/24/95             10/31/95           6.625                 6.25                0.060                 6.290
           11/20/95             11/30/95           6.625                 6.22                0.060                 6.290
           12/26/95             12/31/95           6.500                 6.28                0.060                 6.175
            1/23/96              1/26/96           6.625                 6.39                0.060                 6.294
            2/20/96              2/23/96           7.000                 6.52                0.060                 6.650
            3/26/96              3/29/96           7.000                 6.31                0.060                 6.650
            4/23/96              4/26/96           6.875                 6.27                0.060                 6.531
            5/28/96              5/31/96           6.875                 6.33                0.060                 6.531
            6/25/96              6/28/96           6.750                 6.22                0.060                 6.413
            7/23/96              7/26/96           6.875                 6.22                0.060                 6.531
            8/27/96              8/30/96           6.875                 6.29                0.060                 6.531
            9/24/96              9/27/96           7.125                 6.37                0.060                 6.769
           10/22/96             10/25/96           7.125                 6.40                0.060                 6.769
           11/25/96             11/29/96           7.125                 6.47                0.060                 6.769
           12/23/96             12/27/96           7.125                 6.53                0.061                 6.769
            1/28/97              1/31/97           7.250                 6.62                0.061                 6.888
            2/25/97              2/28/97           7.375                 6.73                0.061                 7.006
            3/24/97              3/27/97           7.125                 6.51                0.061                 6.769
            4/22/97              4/25/97           7.125                 6.38                0.061                 6.769
            5/27/97              5/30/97           7.500                 6.59                0.061                 7.125
            6/24/97              6/27/97           7.625                 6.77                0.061                 7.244
            7/22/97              7/25/97           7.750                 6.86                0.061                 7.363
            8/26/97              8/29/97           7.938                 6.89                0.061                 7.541
            9/23/97              9/26/97           7.938                 7.02                0.063                 7.541
====================================================================================================================================

*    As of record date

[LOGO]
                                                      Dividend Reinvestment Plan
                                                                     (unaudited)
================================================================================

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds 98% of net asset value per share, participants will be issued shares of Common Stock valued at the greater of (i) 98% of net asset value per share or (ii) 95% of the then current market price. If 98% of net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participant's account will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds 98% of net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at 98% of net asset value per share. In this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices

[LOGO]
                                                      Dividend Reinvestment Plan
                                                          (unaudited)(continued)
================================================================================

paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with the reinvestment of dividends or capital gains distributions. For the six months ended September 30, 1997, no such brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     The Plan is described in more detail on pages 26-27 of the Fund's Prospectus dated April 20, 1988. Information concerning the Plan may be obtained from First Data at 1-800-331-1710.

                             ----------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

--------------------------------------------------------------------------------
DIRECTORS

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon
Charles F. Barber, Emeritus


OFFICERS

Heath B. McLendon
Chairman of the Board
and Investment Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary
--------------------------------------------------------------------------------

================================================================================
            This report is intended only for the shareholders of the
                             ZENIX Income Fund Inc.
               It is not a Prospectus, circular or representation
             intended for use in the purchase or sale of shares of
             the Fund or of any securities mentioned in the report.

                                 FD01206 11/97
================================================================================